TOUCHSTONE FUNDS GROUP TRUST

Touchstone Credit Opportunities Fund
(the “Fund”)

Supplement dated February 18, 2022 to the Fund's Prospectus, Summary Prospectus and Statement of Additional Information
each dated January 28, 2022

Notice of Changes to Fund Name and Distribution Frequency

At a meeting of the Board of Trustees (the "Board") of Touchstone Funds Group Trust (the "Trust") held on February 17, 2022, Touchstone Advisors, Inc. ("Touchstone") proposed, and the Board approved, the following changes to the Fund: a name change for the Fund to the Touchstone Ares Credit Opportunities Fund and a change to its dividend distribution schedule. Accordingly, effective on April 18, 2022 (the "Effective Date"), the Fund will be renamed the Touchstone Ares Credit Opportunities Fund. In connection with the name change, all references to the Touchstone Credit Opportunities Fund in the Fund's Prospectus, Summary Prospectus and Statement of Additional Information will be replaced with Touchstone Ares Credit Opportunities Fund, as of the Effective Date.

The Fund also will implement a change to its dividend distribution schedule. Beginning April 2022, the Fund will declare and pay dividends, if any, on a monthly basis rather than on a quarterly basis. As of the Effective Date, within the table under the section of the Fund’s Prospectus titled “Distributions and Taxes” the row referencing the Fund will be removed and replaced in its entirety with the following:

Fund	Dividends Declared	Dividends Paid
Touchstone Ares Credit Opportunities Fund	Monthly	Monthly

The distribution for the first quarter of 2022 will be paid under the current quarterly distribution policy. There will be no changes to the investment strategies of the Fund and the current investment process of the Fund's sub-advisor will not change.

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Please contact your financial advisor or Touchstone at 800.543.0407 if you have any questions.

P.O. Box 9878 · Providence, RI 02940-8078
Ph: 800.543.0407 · TouchstoneInvestments.com

Touchstone Funds are distributed by Touchstone Securities, Inc.*
*A registered broker-dealer and member FINRA and SIPC
A Member of Western & Southern Financial Group

Please retain this Supplement for future reference.

TSF-56-TFGT-TMARX-S5-2202